SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 April 11, 2002
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                           AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                 13-3521640
         (Commission File                            (IRS Employer
         Number)                                     Identification No.)


         Airplanes Limited                           Airplanes U.S. Trust
         22 Grenville Street                         1100 North Market Street
         St. Helier                                  Rodney Square North
         Jersey, JE4 8PX                             Wilmington, Delaware
         Channel Islands                             19890-0001
         (011 44 1534 609 000)                       (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5. Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated April 11, 2002, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            AIRPLANES LIMITED


Date: April 11, 2002                        /s/ Roy M. Dantzic*
                                            ---------------------
                                            Director and Officer


Date: April 11, 2002                        AIRPLANES U.S. TRUST


                                            /s/ Roy M . Dantzic*
                                            ---------------------
                                            Controlling Trustee
                                            and Officer


                                            *By: /s/ Pat Dalton
                                                -----------------
                                                 Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A                  -        Report to Certificateholders
Exhibit B                  -        Power of Attorney for Airplanes Limited
Exhibit C                  -        Power of Attorney for Airplanes U.S. Trust

                                                                      EXHIBIT A

                                AIRPLANES Group

                         Report to Certificateholdersa

                  All numbers in US$ unless otherwise stated



          Payment Date: 15 April 2002.
          Calculation Date: 09 April 2002.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
     ----------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------------
                                              Prior Balance         Deposits          Withdrawals      Balance on Calculation Date
          ------------------------------------------------------------------------------------------------------------------------
                                                11-Mar-02                                                                9-Apr-02

          Lessee Funded Account                           0.00               0.00                (0.00)                      0.00
          Expense Account (note ii)                 715,082.73       9,290,394.85        (7,269,508.56)              2,735,969.02
          Collection Account (note iii)         139,368,197.68      28,670,760.84       (27,729,759.68)            140,309,198.84
          ------------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                          -                                                                  -
           -  Maintenance Reserve                80,000,000.00                                                      80,000,000.00
           -  Security Deposit                   32,491,393.00                                                      31,638,438.00
           -  Other Collections
               (net of interim withdrawals)      26,876,804.68                                                      28,670,760.84
          ------------------------------------------------------------------------------------------------------------------------
          Total                                 140,083,280.41      37,961,155.69       (34,999,268.24)            143,045,167.86
          ------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

          ---------------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (March 11, 2002)                                              715,082.73
          Transfer from Collection Account (previous Payment Date)                                          9,284,917.28
          Transfer from Collection Account (interim deposit)                                                        0.00
          Interest Earned during period                                                                         5,477.57
          Payments during period between prior Calculation Date and the relevant Calculation Date:
           - Payments on previous Payment Date                                                             (2,951,760.29)
           - Other payments                                                                                (4,317,748.27)
                                                                                                      -------------------
          Balance on relevant Calculation Date (April 09, 2002)                                             2,735,969.02
          ---------------------------------------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          ---------------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (March 11, 2002)                                          139,368,197.68
          Collections during period                                                                        28,670,760.84
          Swap receipts (previous Payment Date)                                                                     0.00
          Transfer to Expense Account  (previous Payment Date)                                             (9,284,917.28)
          Transfer to Expense Account  (interim withdrawal)                                                         0.00
          Net transfer to Lessee Funded Accounts                                                                    0.00
          Aggregate Certificate Payments (previous Payment Date)                                          (13,152,076.24)
          Swap payments (previous Payment Date)                                                            (5,292,766.16)
                                                                                                      -------------------
          Balance on relevant Calculation Date (April 09, 2002)                                           140,309,198.84
          ---------------------------------------------------------------------------------------------------------------

                                AIRPLANES Group

                         Report to Certificateholdersa

                  All numbers in US$ unless otherwise stated



(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

================================================================================
            ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
            Priority of Payments
                                                                                  ================================================
         (i)Required Expense Amount                              10,000,000.00    Note:
        (ii)a) Class A Interest                                   3,492,289.47    Collections include proceeds from sale of one
            b) Swap Payments                                      5,856,812.82    B737-200A and one DC9-51 aircraft
                                                                                  ================================================
       (iii)First Collection Account Top-up                      60,000,000.00
        (iv)Minimum Hedge Payment                                         0.00
         (v)Class A Minimum Principal                                     0.00
        (vi)Class B Interest                                        594,946.45
       (vii)Class B Minimum Principal                             1,382,387.59
      (viii)Class C Interest                                      2,375,979.69
        (ix)Class D Interest                                      3,580,412.50
         (x)Second Collection Account Top-up                     52,153,529.00
        (xi)Class A Principal Adjustment Amount                   3,608,810.34
       (xii)Class C Scheduled Principal                                   0.00
      (xiii)Class D Scheduled Principal                                   0.00
       (xiv)Modification Payments                                         0.00
        (xv)Soft Bullet Note Step-up Interest                             0.00
       (xvi)Class E Minimum Interest                                      0.00
      (xvii)Supplemental Hedge Payment                                    0.00
     (xviii)Class B Supplemental Principal                                0.00
       (xix)Class A Supplemental Principal                                0.00
        (xx)Class D Outstanding Principal                                 0.00
       (xxi)Class C Outstanding Principal                                 0.00
      (xxii)Class E Supplemental Interest                                 0.00
     (xxiii)Class B Outstanding Principal                                 0.00
      (xxiv)Class A Outstanding Principal                                 0.00
       (xxv)Class E Accrued Unpaid Interest                               0.00
      (xxvi)Class E Outstanding Principal                                 0.00
     (xxvii)Charitable Trust                                              0.00
                                                           -------------------
  Total Payments with respect to Payment Date                   143,045,167.86
        Less Collection Account Top-Ups ((iii) and (x)above)  (112,153,529.00)
                                                           -------------------
                                                                  30,891,638.86
                                                           ===================

                                AIRPLANES Group

                         Report to Certificateholdersa

                  All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

     -----------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                                 A-6                A-8                A-9            Class B
          --------------------------
          Applicable LIBOR                                      1.90000%           1.90000%           1.90000%           1.90000%
          Applicable Margin                                     0.34000%           0.37500%           0.55000%           0.75000%
          Applicable Interest Rate                              2.24000%           2.27500%           2.45000%           2.65000%
          Interest Amount Payable                             538,678.36       1,371,319.44       1,582,291.67         594,946.45
          Step Up Interest Amount                                   0.00               0.00               0.00               0.00

          Opening Principal Balance                       279,268,733.48     700,000,000.00     750,000,000.00     260,719,075.38
          Minimum Principal Payment Amount                          0.00               0.00               0.00       1,382,387.59
          Adjusted Principal Payment Amount                 3,608,810.34               0.00               0.00               0.00
          Supplemental Principal Payment Amount                     0.00               0.00               0.00               0.00
          Total Principal Distribution Amount               3,608,810.34               0.00               0.00       1,382,387.59
          Redemption Amount
           - amount allocable to principal                          0.00               0.00               0.00               0.00
           - premium allocable to premium                           0.00               0.00               0.00               0.00
                                                         -------------------------------------------------------------------------
          Outstanding Principal Balance (April 15, 2002)  275,659,923.14     700,000,000.00     750,000,000.00     259,336,687.79
     -----------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                                          Class C            Class D
          -----------------------
          Applicable Interest Rate                                         8.1500%           10.8750%
          Interest Amount Payable                                     2,375,979.69       3,580,412.50

          Opening Principal Balance                                 349,837,500.00     395,080,000.00
          Scheduled Principal Payment Amount                                  0.00               0.00
          Redemption Amount                                                   0.00               0.00
           - amount allocable to principal                                    0.00               0.00
           - amount allocable to premium                                      0.00               0.00
          Actual Pool Factor                                             0.9329000          0.9877000
                                                                 -------------------------------------
          Outstanding Principal Balance (April 15, 2002)            349,837,500.00     395,080,000.00
     -------------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                         n/a                n/a
       in the event of a partial redemption

                                AIRPLANES Group

                         Report to Certificateholdersa

                  All numbers in US$ unless otherwise stated



(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL
     ---------------------------------------------------------------
     PERIOD (Aggregate Amounts)
-----------------------------------------------------------------------------------------------------------------
                                                    A-6                A-8                A-9            Class B
     Applicable LIBOR                          1.86000%           1.86000%           1.86000%           1.86000%
     Applicable Margin                         0.34000%           0.37500%           0.55000%           0.75000%
     Applicable Interest Rate                  2.20000%           2.23500%           2.41000%           2.61000%
-----------------------------------------------------------------------------------------------------------------


(vi) CURRENT PERIOD PAYMENTS Per $100,000
Initial Outstanding
     Principal Balance of Certificates)

-----------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                    A-6                A-8                A-9            Class B

     Opening Principal Amount                  2,792.69           7,000.00           7,500.00           2,607.19
     Total Principal Payments                    (36.09)              0.00               0.00             (13.82)
                                            ---------------------------------------------------------------------
     Closing Outstanding Principal Balance     2,756.60           7,000.00           7,500.00           2,593.37

     Total Interest                                5.39              13.71              15.82               5.95
     Total Premium                                 0.00               0.00               0.00               0.00
-----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                Class C            Class D

     Opening Principal Amount                  3,498.38           3,950.80
     Total Principal Payments                      0.00               0.00
                                            -------------------------------
     Outstanding Principal Balance             3,498.38           3,950.80

     Total Interest                               23.76              35.80
     Total Premium                                 0.00               0.00
---------------------------------------------------------------------------

                                                                      Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                  /s/ John Banes
                                                  ------------------------------
                                                      John Banes

                               POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.



Dated: 14 June 1999                               /s/ William M. McCann
                                                  ------------------------------
                                                  William M. McCann

                                         Witness: /s/ A.Syvret
                                                  -----------------------------

Dated: 14 June 1999                               /s/ Roy M. Dantzic
                                                  ------------------------------
                                                  Roy M. Dantzic

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Hugh R. Jenkins
                                                  ------------------------------
                                                  Hugh R. Jenkins

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Richard E. Cavanagh
                                                  -----------------------
                                                  Richard E. Cavanagh

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Brian T. Hayden
                                                  ------------------------------
                                                  Brian T. Hayden

                                         Witness: /s/ A.Syvret
                                                  ------------------------------

                                                                       Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                  /s/ John Banes
                                                  ------------------------------
                                                      John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney- in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in- Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in- Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.


Dated: 14 June 1999                               /s/ William M. McCann
                                                  ------------------------------
                                                  William M. McCann

                                         Witness: /s/ A.Syvret
                                                  ------------------------------

Dated: 14 June 1999                               /s/ Roy M. Dantzic
                                                  ------------------------------
                                                  Roy M. Dantzic

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Hugh R. Jenkins
                                                  ------------------------------
                                                  Hugh R. Jenkins

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Richard E. Cavanagh
                                                  ------------------------------
                                                  Richard E. Cavanagh

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Brian T. Hayden
                                                  ------------------------------
                                                  Brian T. Hayden

                                         Witness: /s/ A.Syvret
                                                  ------------------------------